EXHIBIT 99.7

Covius, LLC and Covius Real Estate Services, LLC (collectively, “Covius”) Executive Summary

Executive Summary

VERUS 2018-2

(1) Type of Assets.

Covius, LLC ("Covius") and Covius Real Estate Services, LLC ("CRES") performed the due diligence services described below on residential mortgage loans originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) by Invictus Residential Pooler, L.P. (the "Client"). The loan reviews were conducted from February 2016 through March 2016 by Covius and from March 2016 through February 2018 by CRES.

(2) Number of Assets.

There were 9 assets in the loan population.

(3) Review Process.

In some cases, Covius or CRES performed a pre-closing credit review of certain assets. Out of 9 assets located within the loan population, a pre-closing credit review was conducted on 2 assets, which represent 22.22% of the total assets located within the loan population. The pre-closing review included a credit re-underwrite of the loan according to the applicable lender's or client’s guidelines. Each loan was graded based on the findings of the loan review and adherence to the requirements outlined in the applicable lender’s or client’s underwriting guidelines and credit matrices at the time of the review. All pre-closing credit reviews were graded on a "Meets Guidelines" or "Does Not Meet Guidelines" level, and the required conditions were provided to the Client for review.

The post-closing loan reviews were graded in accordance with the following NRSRO(s) Third Party Due-Diligence Criteria, in addition to the credit review grading disclosed above of “Meets Guidelines” or “Does Not Meet Guidelines”:

NRSRO	Title and Date of Criteria
Morningstar Credit Ratings, LLC	RMBS Ratings Methodology, October 31, 2016 U.S. RMBS General Ratings Methodology, January 31, 2017
S&P Global Inc.	Incorporating Third-Party Due Diligence Results Into The U.S. RMBS Rating Process, March 14, 2012

The post-closing reviews included a re-underwrite of each borrowers’ credit, an analysis of the property valuation, and regulatory compliance testing. Post-closing reviews are underwritten to the applicable lender’s or client’s underwriting guidelines and credit matrices. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(4) Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the loan population and consisted of 9 mortgage loans with an aggregate original principal balance of approximately $4,521,450. The mortgage loans were originated from January 21, 2016, to January 22, 2018, by two correspondents, with 77.78% of the portfolio being originated by one correspondent.

(5) Asset Review

In connection with the credit re-underwrite, Covius or CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Employment and Income: Reviewed borrower(s)’ employment and income documentation used for qualification purposes and as applicable, Appendix Q or Ability to Repay, including recalculation of debt-to-income ratio (DTI) to confirm compliance with underwriting guidelines. Items reviewed included: (i) verbal or written verifications of employment, (ii) pay stubs, (iii) W-2’s, (iv) federal tax returns, (v) bank statements, (vi) profit and loss statements, and (vii) IRS tax transcripts (when provided).

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines and as applicable Appendix Q or Ability to Repay.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit and income, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income, minimum trade lines and debt to income requirements.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

Covius or CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

On 7/25/2016, the Client updated its underwriting guidelines to include the following valuation requirements: “An enhanced desk review product, (such as an ARR from ProTeck or CDA from Clear Capital), from a client approved AMC is required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from a client approved AMC is acceptable. The source of the Appraisal Review Product may not be the same AMC used for the appraisal. If the Appraisal Review Product value is more than 10% below the appraised value, a second appraisal is required.” For loan applications taken on or after 7/25/2016, CRES reviewed the lender’s loan file to ensure compliance with the Client’s underwriting guidelines noted above. All ARR or CDA documentation provided by a client approved AMC vendor was recorded by Covius or CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

For loans that did not maintain an acceptable enhanced desk review product, Covius or CRES ordered an Appraisal Risk Review (ARR) or Collateral Desktop Analysis (CDA) from various Appraisal Management Companies for valuation support. All loans outside of a 10% variance from the original appraised value were identified and communicated to the Client.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology

Covius or CRES reviews include comprehensive audit of fees and disclosed federal, state, municipal requirements along with timing of delivery requirements for TRID related Loan Estimates (LE’s) and the Initial Closing Disclosure (CD’s). The reviews track delivery and receipt requirements for all LE’s and CD’s, tracks fee changes and changed circumstances affecting fees, provides a fee tolerance comparison across all LE’s and CD’s and cross checks LE’s and CD’s for the following items:

Initial Loan Estimate

i.	Notice of Intent to Proceed confirmation is visible within the file.
ii.	LE includes Originator’s information, including the Loan Originator’s NMLS ID, e-mail address and telephone number.
iii.	LE Page 1 “Can this amount increase after closing?” “NO” if FIXED, “YES, until…” if ARM.
iv.	Intent to Proceed signed before Closing Cost Exp. Date (shown below RATE LOCK field; if not, re-disclosure is required).
v.	For unlocked loan, RATE LOCK field is marked “NO”.
vi.	For locked loan, LE disclosure provided within 3 days of the lock date.
vii.	For locked loan, “RATE LOCK” field marked “YES, until….”
viii.	Loan amount, rate, charge/credit, and term match data provided.
ix.	LE Page 1 Estimated Taxes, Insurance & Assessments” correctly reflects impounds/escrows (whether or not included in escrow and if so, the dollar amount).
x.	Estimated Closing Costs on Pg. 1 matches J. Total Closing Costs on Page 2.
xi.	If FHA OR Conv (LTV > 80%) monthly/upfront MI is included on LE.
xii.	LE Page 2 “Origination Charges” includes only the fees shown on the fees matrix (lender specific allowable origination fees).
xiii.	Service Provider form dated same as initial LE prep date.
xiv.	Service Provider form shows name, address and telephone number (i.e., Escrow, Title, Survey and Inspection).
xv.	Assumption – based on the language in the Note, “will not” box is marked if not assumable or “will allow” box is marked if assumable.
xvi.	Late Payment is disclosed to borrower.
xvii.	Servicing intent is disclosed to the borrower.
xviii.	Appraisal statement is disclosed to borrower.
xix.	Homeowner’s Insurance statement is disclosed to borrower.
xx.	Refinance statement is disclosed to borrower.
xxi.	If Refinance, statement with regard to Liability after Foreclosure is disclosed to borrower.
xxii.	Confirm that either borrower has signed “Confirm Receipt” box or if no “Confirm Receipt,” the following is provided in Other Considerations: “You do not have to accept this loan because you have received this form or signed a loan application.”

Loan Estimate (LE) – Re-disclosed

i.	Change of Circumstance in file, dated and signed within 3 days of the change.
ii.	Change of Circumstance form lists changing circumstances (i.e., lock).

iii.	Change of Circumstance lists each change with previous and revised amounts, and with MI payment changes.

iv.	Re-disclosed LE dated within 3 days of the Change.
v.	LE Page 3 includes Originator’s information, including the Loan Originator’s e-mail, address, NMLS ID and telephone number.
vi.	LE Page 1 “Can this amount increase after closing?” = “NO” if FIXED “YES, until…” if ARM.
vii.	For unlocked loan, RATE LOCK field is marked “NO”.
viii.	For locked loan, “RATE LOCK” field marked “YES, until….”
ix.	Loan amount, rate, credit/charge and term match data provided.
x.	LE Page 1 Estimated Taxes, Insurance & Assessments” correctly reflects impounds/escrows (whether or not included in escrow and if so, the dollar amount).
xi.	“Estimated Cash to Close” on Page 1 matches same field on Page 2.
xii.	If FHA OR Conv (LTV > 80%), MI is included on LE.
xiii.	LE Page 2 “Origination Charges” includes only the fees shown on the fees matrix (lender-specific allowable origination fees).

Closing Disclosure – Initial + Re-disclosed

i.	CD in file.
ii.	Assumption – based on the language in the Note, “will not” box is marked if not assumable or “will allow” box is marked if assumable.
iii.	CD Closing Information section (Page 1) reflects date issued, closing date and disbursement date.
iv.	CD Closing Information section (Page 1) shows settlement agent’s name and file number.
v.	CD Closing Information section (Page 1) shows sales price (for purchase) or estimated value (for refinance).
vi.	CD Transaction Information section (Page 1) reflects borrower name and address, seller (for purchase), and lender.
vii.	CD Loan Information section and Loan Terms Section (Page 1) are complete and match data and last LE (specifically, Loan Term, Loan Amount, and Interest Rate).
viii.	Conv: If Mortgage Insurance applicable, MIC number field reflects MI policy number.
ix.	CD Calculating Cash to Close section (Page 3) “Loan Estimate” and “Final” columns are completed and Loan Estimate matches latest Loan Estimate provided to borrower.
x.	CD Escrow Account section (Page 4) the appropriate escrow account box is marked and if declined, check the reason why.
xi.	CD Contact Information section (Page 5) is completed with all parties to the loan.
xii.	CD Partial Payment section (Page 4) the appropriate box is marked whether lender accepts partial payments.
xiii.	CD Demand Feature section (Page 4) the appropriate box is marked whether demand feature or not.
xiv.	CD Late Payment section (Page 4) is disclosed to borrower.
xv.	CD Negative Amortization section (Page 4) the appropriate box is marked whether there is negative amortization.
xvi.	CD Security Interest section (Page 4) includes Property Address.
xvii.	CD Liability after Foreclosure section (Page 5) the appropriate box is checked whether state law does or not protect the borrower for liability of unpaid balance.
xviii.	Confirm that either borrower has signed “Confirm Receipt” box or if no “Confirm Receipt,” the following is provided in Other Disclosures: “You do not have to accept this loan because you have received this form or signed a loan application.”

In addition to the TRID specific items, the loans were also subject to the following Pre-TRID and Post-TRID compliance testing. Note that the pool of loans contains some assets that are classified as “business purpose”. In such cases certain compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

Covius and CRES utilize a third party compliance company’s software for certain compliance tests. The following Pre-TRID, TRID, Qualified Mortgage (QM), and High Costs related tests were completed within the third party compliance software:

Qualified Mortgage (12 CFR § 1026.43)

(I)	Negative Amortization Loan test.
(II)	Interest Only Loan test.
(III)	Balloon Payment Loan test.
(IV)	Loan Term test.
(V)	Points and Fees test.
(VI)	The Qualified Mortgage DTI Threshold test.

Federal High-Cost Mortgage (HOEPA - Amended) (12 CFR §1026.32)

(I)	APR threshold test.
(II)	Points and fees threshold test.
(III)	Prepayment penalty threshold test.
(IV)	Is Not a High-Costs Mortgage.

Federal Higher-Priced Mortgage Loan (2013 Provisions) (12 CFR §1026.35)

(I)	Higher-Priced Mortgage Loan test.
(II)	Higher-priced mortgage loan required escrow account test.

Federal TILA (12 CFR §1026.15, 18, 22, 23 and 36)

(I)	TILA finance charge test.
(II)	TILA APR test.
(III)	Dual Broker Compensation test.
(IV)	Loan originator credits test.
(V)	TILA Financing of Single Premium Credit Insurance test.
(VI)	TILA Right of Rescission Test:

Initial Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Initial loan estimate delivery date test (from application).
(II)	Initial loan estimate delivery date test (prior to consummation).
(III)	Written list of service provider’s disclosure date test.

Revised Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Revised loan estimate delivery date test (prior to consummation).

Revised Loan Estimate Timing & Changed Circumstances Requirements (12 CFR §1026.19)

(I)	Valid or invalid changed circumstances test.
(II)	Revised loan estimate delivery date and changed circumstances date test.
(III)	Revised loan estimate lender credits test.

Initial Closing Disclosure Timing Requirements

(I)	Initial closing disclosure delivery date test. (12 CFR §1026.19).

Initial Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.

(II)	Initial closing disclosure delivery date and changed circumstances date test.
(III)	Initial closing disclosure lender credits test.

Revised Closing Disclosure Timing Requirements (12 CFR §1026.19 and 22)

(I)	APR Tolerance Test.
(II)	Revised Closing Disclosure Waiting Period Required test.
(III)	Revised closing disclosure delivery date test.

Revised Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Revised closing disclosure delivery date and changed circumstances date test.
(III)	Revised closing disclosure delivery date and date the rate was set test.
(IV)	Revised closing disclosure lender credits test.

Integrated Disclosures Tolerance & Reimbursement Provisions (12 CFR §1026.19)

(I)	Charges that cannot increase test.
(II)	Lender credits that cannot decrease test.
(III)	Charges that in total cannot increase more than 10% test.
(IV)	Charges that can have an unlimited increase test.

Federal RESPA (12 CFR §§1024.8, 1024.20, 1026.33)

(I)	Homeownership counseling organizations disclosure date test.
(II)	Good Faith Estimate disclosure date test.
(III)	RESPA "Your Credit or Charge" (802) Disallowed Credit and Charge test.

In addition to the checks disclosed above, various state license-based consumer lending and licensing laws and regulations tests were also completed using the third party compliance software.

General Ability to Repay

Covius reviewed and CRES reviewed all loan transactions that are covered by the Ability to Repay rule as set forth in Regulation Z- Truth in Lending Act (TILA) to determine whether the lender considered and evaluated the eight underwriting factors. The eight factors reviewed are: (i) Current or reasonably expected income or assets (other than the value of the property that secures the loan) that the consumer will rely on to repay the loan, (ii) Current employment status (if you rely on employment income when assessing the consumer’s ability to repay), (iii) Projected monthly mortgage payment for this loan (calculated using the introductory or fully-indexed rate, whichever is higher, and monthly, fully-amortizing payments that are substantially equal), (iv) Projected monthly payment on any simultaneous loans secured by the same property, (v) Monthly payments for property taxes and insurance that you require the consumer to buy, and certain other costs related to the property such as homeowners association fees or ground rent, (vi)  Debts, alimony, and child-support obligations, (vii) Monthly debt-to-income ratio or residual income, calculated using the total of all of the mortgage and non-mortgage obligations listed above, as a ratio of gross monthly income, and (viii) Credit history.

Qualified Mortgage

When applicable, Covius or CRES assessed the borrower(s)’ QM classification and re-assigns a due diligence reviewed QM or Non-QM type for each loan. Loans are classified into one of the following five categories: (i) QM/Non-Higher Priced Mortgage Loan (safe harbor): Loans that meet the rule's definition of a QM and are eligible for safe harbor protection, (ii) QM/High Priced Mortgage Loan (rebuttable presumption): Loans that meet the rule's definition of a QM and are eligible for rebuttable presumption protection, (iii) Non-QM Compliant: Loans that do not meet the QM definition but fully comply with the ATR rule, (iv) Non-QM/Non-Compliant: Loans that do not meet the QM definition and do not comply with the ATR rule, and (v) Not Covered/Exempt: Loans that are not covered by the rule.

Note that Covius or CRES determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a proper due diligence mortgage loan designation that is solely based on the documentation available at the time of the review. Classifications of QM and Non-QM are based on multiple factors including, but not limited to, requirements as set forth in Appendix Q to Part 1026.

The table below contains the TRID eligible breakdown for the loan population:

	Count	Percentage of Population
Investment/Business Purpose Loans	2	22.22%
Initial Application Date prior to October 3, 2015	0	25.47%
Covius/CRES Level II TRID Review	7	77.78%

Document Review

Covius or CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

• Appraisal.
• Asset documentation.
• Changed circumstance documentation.
• Credit report.
• FACTA disclosures.
• Final 1003.
• Final HUD-1/Closing Disclosure(s).
• Hazard and/or flood insurance policies.
• HUD from sale of previous residence.
• Homeownership counseling organizations disclosure.
• Income and employment documentation.
• Initial and final GFE’s.
• Initial application (1003).
• Initial escrow disclosure.
• Initial TIL.
• Loan Estimate(s).
• Mortgage Insurance.
• Mortgage/Deed of Trust.
• Note.
• Notice of Special Flood Hazards.
• Right of Rescission Disclosure.

• Sales contract.
• Tangible Net Benefit Disclosure.
• Title/Preliminary Title.
• Written List of Service Providers.

(6) Credit, Property Valuation and Compliance Results

Covius or CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by Covius or CRES. When data was available, the following data elements were compared:

Appraised Value	Note Type	Purpose
CLTV	Occupancy	QM Type
DTI	Original Balance	Term
First Payment Date	P&I Payment
Interest Rate	Property City
Lien Position	Property State
LTV	Property Zip

(7) Tape Data Compare Results

The aggregator provided Covius and/or CRES with loan level data regarding the mortgage loans for the data integrity check.  The aggregator received the data directly from sellers through loan registrations in its system or via data tape.  In most cases, loans are registered before closing and prior to any pre-funding guideline review.  In many cases, a pre funding guideline review was completed, the loan was closed and a completely independent pre-purchase re-underwrite and diligence review was completed after the time of registration.

Of the nine mortgage loans reviewed, eight unique mortgage loans had tape discrepancies across seventeen data fields (some mortgage loans had more than one data discrepancy). The following table discloses the number of data discrepancies noted by field name. Note, some of the discrepancies disclosed are due to the sellers not providing the data point within the tape.

Field Compare	Yes	No	Total
DTI	8	1	9
Appraised Value	7	2	9
Note Type	7	2	9
Property City	7	2	9
CLTV	2	7	9
Loan Purpose	2	7	9
LTV	2	7	9
First Payment Date	0	9	9
Interest Rate	0	9	9
Lien position	0	9	9
Occupancy	0	9	9
Original Balance	0	9	9
P&I Payment	0	9	9
Property State	0	9	9
Property Zip	0	9	9
Term	0	9	9
QM Type: Tape data was not provided
DTI Variance Threshold Applied: 3%

DTI variances are the difference on the percentage of income dedicated toward making debt payments. These variances occur frequently due to differences in calculating incomes. Total Debt Ratio variances that were less than or equal to 3% of the tape value are not included in the data discrepancies reflected.

(8) Credit, Compliance and Property Valuation Results

Credit Results Summary

Approximately 100.00% of the mortgage loans in the securitization have a Credit grade of “B” or higher and 44.44% of the mortgage loans by number have a Credit grade of “A.” Exceptions or waivers were documented and supported with compensating factors on all five Credit grade “B” loans.

NRSRO Grade	Loan Count	Percentage
A	4	44.44%
B	5	55.56%
C	0	0.00%
Total	9	100.00%

Compliance Valuation Results Summary

Approximately 100.00% of all mortgage loans by number received an “A” or “B” compliance grade. Six loans failed compliance, however, subsequent documentation was provided to cure or change the compliance rating to align with Agency and the SFIG RMBS 3.0 TRID Matrix guidance published. Six of the loans received a compliance grade of “B”, due to assumable and non-assumable discrepancies between the Note and the Closing Disclosure. These findings were “waived” and graded as an “EV2” SFIG grade or “B” Rating Agency grade.

NRSRO Grade	Loan Count	Percentage
A	3	33.33%
B	6	66.67%
C	0	0.00%
Total	9	100.00%

Property Valuation Results Summary

Approximately 100.00% of the loans have a Property/Valuation grade of B or higher and 88.89% of the mortgage loans by number have a Property/Valuation grade of “A.” There were no loans that had an Enhanced Desk Review or Field Review value of greater than +/-10%. There was one loan that had an appraisal marked “subject to” repairs due to missing smoke detectors. This item was considered minor and had no impact on the value, and the finding was “waived” by the Client.

NRSRO Grade	Loan Count	Percentage
A	8	88.89%
B	1	11.11%
C	0	0.00%
Total	9	100.00%

Overall Results Summary

Approximately 100.00% of all loans by number received an “A” or “B” overall grade and 11.11% of all loans by number received an overall grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	1	11.11%
B	8	88.89%
C	0	0.00%
Total	9	100.00%

(9) Pool Stratification Summary

Lien Position	Count	Percentage
First	9	100.00%
Total	9	100.00%

Note Type	Count	Percentage
Arm	8	88.89%
Fixed	1	11.11%
Total	9	100.00%

Occupancy	Count	Percentage
Non-Owner Occupied	2	22.22%
Owner Occupied	7	77.78%
Second Home	0	0.00%
Total	9	100.00%

Purpose	Count	Percentage
Purchase	1	11.11%
Refi - Cash Out	6	66.67%
Rate Term Refi	2	22.22%
Total	9	100.00%

Property Type	Count	Percentage
Single Family	6	66.67%
PUD	0	0.00%
2-4 Family	1	11.11%
Condo Attached	1	11.11%
Townhome	1	11.11%
Total	9	100.00%

Debt to Income	Count	Percentage
0-9.99%	0	0.00%
10.00%-19.99%	0	0.00%
20.00%-29.99%	2	22.22%
30.00%-39.99%	3	33.33%
40.00%-49.99%	2	22.22%
50.00%-55.00%*	2	22.22%
Total	9	100.00%
*Guidelines for these two loans allowed DTI maximums of 55.00%.

Loan to Value	Count	Percentage
10.00%-19.99%	0	0.00%
20.00%-29.99%	0	0.00%
30.00%-39.99%	1	11.11%
40.00%-49.99%	1	11.11%
50.00%-59.99%	0	0.00%
60.00%-69.99%	5	55.56%
70.00%-79.99%	2	22.22%
80.00%-89.99%	0	0.00%
Total	9	100.00%

State	Count	Percentage
CA	7	77.78%
CO	1	11.11%
OR	1	11.11%
Total	9	100.00%

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